Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HEALTHWAREHOUSE.COM, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 2014, AT 2:13 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

2910701 8100

141305961

AUTHENTICATION: 1789503

DATE: 10-17-14

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:19 PM 10/17/2014
FILED 02:13 PM 10/17/2014
SRV 141305961 - 2910701 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

As a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, HealthWarehouse.com, Inc. does hereby certify:

FIRST: That at a meeting of the Board of Directors of HealthWarehouse.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

> **RESOLVED:** that the Certificate of Incorporation of this Corporation be amended by changing the first paragraph of the Article thereof numbered "Fourth" so that, as amended, the first paragraph of said Article shall be and read as follows:
>
> **FOURTH:** This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock that this Corporation is authorized to issue is 100,000,000, with a par value of $0.001 per share, and the total number of shares of Preferred Stock that this Corporation is authorized to issue is 1,000,000, with a par value of $0.001 per share. Shares of Common Stock or Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 17th day of October 2014 by its authorized officer.

By: ______________________
Name: Lalit Dhadphale
Title: Chairman of the Board, President and CEO